Exhibit 10.3

ISSUANCE AGREEMENT

This ISSUANCE AGREEMENT (this “Issuance Agreement”) is entered into on [n], 2020, by and among Monocle Holdings Inc., a Delaware corporation (the “Company”), Monocle Acquisition Corporation, a Delaware corporation (“Monocle”) and the undersigned.

WHEREAS, the Company has entered into that certain Amended and Restated Agreement and Plan of Merger, dated as of September 8, 2020 (the “Transaction Agreement”), by and among Monocle, the Company, Monocle Merger Sub 1 Inc., a Delaware corporation (“Merger Sub 1”), and Monocle Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), AerSale Corp., a Delaware corporation (“AerSale”), and solely in its capacity as the Holder Representative, Leonard Green & Partners, L.P., a Delaware limited partnership, pursuant to which, among other things, (i) Merger Sub 1 will merge with and into Monocle, with Monocle being the surviving corporation and continuing as a wholly-owned subsidiary of the Company and (ii) Merger Sub 2 will merge with and into AerSale, with AerSale being the surviving corporation and continuing as a wholly-owned subsidiary of the Company (the “Transactions”);

WHEREAS, in exchange for the undersigned agreeing to convert the portion of the cash fees owed by Monocle to the undersigned as set forth on the signature pages hereto into shares of the Company's common stock, the Company agrees to issue to the undersigned (the “Advisor”) the number of shares set forth on the signature pages hereto (the “Issued Shares”) of the Company’s common stock, par value $0.0001 per share, on the date of the Transaction Closing (the “Closing Date”);

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.                   Issuance. The Company hereby agrees to issue the Issued Shares to the Advisor on the terms provided for herein.

2.                   Delivery of Shares. (a) The issuance of the Issued Shares is contingent upon the consummation of the Transactions (the “Transaction Closing”).

      (b)               At the Transaction Closing, the Company shall deliver to the Advisor the Issued Shares, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in book-entry form in the name of the Advisor (or its nominee in accordance with its delivery instructions) or to a custodian designated by the Advisor, as applicable.

3.                   Registration Rights. The Company agrees that, within thirty (30) days after the Closing Date, it will file a shelf registration statement with the Securities and Exchange Commission (the “Commission”) to register the resale of the Issued Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities law (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) sixty (60) days after the Closing Date (or ninety (90) days after the Closing Date if the Commission notifies the Company that it will “review” the Registration Statement) and (ii) the third (3rd) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”). The Company agrees to cause such Registration Statement, or another shelf registration statement that includes the Issued Shares to be sold pursuant to this Issuance Agreement, to remain effective until the earliest of (i) the third anniversary of the Transaction Closing, (ii) the date on which the Advisor ceases to hold any Issued Shares issued pursuant to this Issuance Agreement, or (iii) the first date on which the Advisor is able to sell all of its Issued Shares issued pursuant to this Issuance Agreement (or shares received in exchange therefor) under Rule 144 without volume or manner of sale restrictions (the earliest of (i)-(iii) being the “Expiration”). The Advisor agrees to disclose its ownership to the Company upon request to assist it in making the determination described above. The Company may amend the Registration Statement so as to convert the Registration Statement to a Registration Statement on Form S-3 at such time after the Company becomes eligible to use such From S-3. The Company may delay filing or suspend the use of any such registration statement if it determines, after consultation with counsel to the Company, that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that could materially adversely affect the Company (each, a “Suspension Event”); provided, that, (i) the Company may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than one hundred twenty (120) total calendar days, in each case during any twelve-month period and (ii) the Company shall use commercially reasonable efforts to make such registration statement available for the sale by the Advisor of such securities as soon as practicable thereafter. Upon receipt of any written notice from the Company (which notice shall not contain any material non-public information regarding the Company) of the happening of any such Suspension Event during the period that the Registration Statement is effective or if as a result of such Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Advisor agrees that (i) it will immediately discontinue offers and sales under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the Advisor receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, the Advisor will deliver to the Company or, in the Advisor’s sole discretion destroy, all copies of the prospectus covering the resale of securities in the Advisor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Issued Shares shall not apply (i) to the extent the Advisor is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up. The Company’s obligations to include the Issued Shares issued pursuant to this Issuance Agreement (or shares issued in exchange therefor) for resale in the Registration Statement are contingent upon the Advisor furnishing in writing to the Company such information regarding the \ Advisor, the securities of the Company held by the Advisor and the intended method of disposition of such Issued Shares, which shall be limited to non-underwritten public offerings, as shall be reasonably requested by the Company to effect the registration of such Issued Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, provided, however, that the Advisor shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Issued Shares.

4.                  Termination. This Issuance Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Issuance Agreement, or (c) if the Closing has not occurred on or before February 11, 2021; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach.

5.                  Trust Account Waiver. Notwithstanding anything else in this Issuance Agreement, the Advisor acknowledges that it has read the prospectus dated February 6, 2019 (the “Prospectus”) and understands that Monocle has established a trust account (the “Trust Account”) for the benefit of the stockholders of Monocle (the “Monocle Stockholders”) and that Monocle may disburse monies from the Trust Account only (a) to Monocle in limited amounts from time to time in order to permit Monocle to pay its operating expenses, (b) if Monocle completes the transactions which constitute its initial business combination, then to those persons and in such amounts as described in the Prospectus, and (c) if Monocle fails to complete its initial business combination within the allotted time period and liquidates to Monocle in limited amounts to permit Monocle to pay the costs and expenses of its liquidation and dissolution, and then to the Monocle Stockholders. All liabilities and obligations of Monocle due and owing or incurred at or prior to the closing of its initial business combination shall be paid as and when due, including all amounts payable (x) to the Monocle Stockholders in the event they elect to have their shares redeemed in accordance with Monocle’s certificate of incorporation (the “Monocle Charter”) and/or the liquidation of Monocle, (y) to Monocle after, or concurrently with, the consummation of its initial business combination, and (z) to Monocle in limited amounts for its operating expenses and tax obligations incurred in the ordinary course of business consistent with past practice. The Advisor further acknowledge that, if the transactions contemplated by the Transaction Agreement (or, upon termination of the Transaction Agreement, another business combination) are not consummated by February 11, 2021, or such date as determined by amending the Monocle Charter, Monocle will be obligated to return to the Monocle Stockholders the amounts being held in the Trust Account, unless such date is otherwise extended. Upon the Transaction Closing, Monocle shall cause the Trust Account to be disbursed to the Company and as otherwise contemplated by the Transaction Agreement. Accordingly, the Advisor, for itself and its representatives, advisors and all other associates and affiliates (each a “Advisor Related Party”), hereby waive all rights, title, interest or claim of any kind to collect from the Trust Account any monies that may be owed to them by Monocle or the Company for any reason whatsoever arising out of this Issuance Agreement, including for a breach of this Issuance Agreement by Monocle or the Company or any negotiations, agreements or understandings with Monocle or the Company (whether in the past, present or future) in connection with this Issuance Agreement (each a “Claim”), and will not seek recourse against the Trust Account in connection with such Claims at any time for any reason whatsoever; provided, that (i) nothing herein shall serve to limit or prohibit an Advisor Related Party’s right to pursue a Claim against Monocle or the Company for legal relief against assets held outside the Trust Account, for specific performance or other equitable relief, and (ii) nothing herein shall serve to limit or prohibit any Claims that an Advisor Related Party may have in the future against Monocle or the Company’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds), or otherwise by virtue of such Advisor Related Party’s record or beneficial ownership of securities of the Company acquired by any means other than pursuant to this Issuance Agreement, including, but not limited to, any redemption right with respect to any such securities of the Company. This paragraph will survive the termination of this Issuance Agreement for any reason.

6.                  Expenses. Each party hereto shall pay all of its own expenses in connection with this Issuance Agreement and the transactions contemplated hereby.

7.                  Miscellaneous. (a) This Issuance Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

      (b)               This Issuance Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. This Issuance Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

      (c)               This Issuance Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

      (d)               If any provision of this Issuance Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Issuance Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

      (e)               This Issuance Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

      (f)                The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Issuance Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Issuance Agreement and to enforce specifically the terms and provisions of this Issuance Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

     (g)               THIS ISSUANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS ISSUANCE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS ISSUANCE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS ISSUANCE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ISSUANCE AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS ISSUANCE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9(l).

      (h)               All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by facsimile or email, with affirmative confirmation of receipt, (iii) one business day after being sent, if sent by reputable, internationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

Notice to Monocle or the Company shall be given to:

Monocle Acquisition Corp

750 Lexington Avenue, Suite 1501

New York, NY 10022

Attention:	Sai Devabhaktuni
Eric Zahler
Richard Townsend
Email:	sai@monoclepartnersllc.com

eric@monoclepartnersllc.com

rich@monoclepartnersllc.com

Notice to undersigned shall be given to the address on the signature pages hereto.

      (i)                 The headings set forth in this Issuance Agreement are for convenience of reference only and shall not be used in interpreting this Issuance Agreement. In this Issuance Agreement, unless the context otherwise requires: (i) whenever required by the context, any pronoun used in this Issuance Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein”, “hereto” and “hereby” and other words of similar import in this Issuance Agreement shall be deemed in each case to refer to this Issuance Agreement as a whole and not to any particular portion of this Issuance Agreement. As used in this Issuance Agreement, the term: (x) “business day” shall mean any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business; (y) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (z) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise). For the avoidance of doubt, any reference in this Issuance Agreement to an affiliate of Monocle will include Monocle Partners, LLC.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Issuance Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

MONOCLE HOLDINGS INC.

By:
Name: Eric Zahler
Title: President

MONOCLE:

MONOCLE ACQUISITION CORPORATION

By:
Name: Eric Zahler
Title: President and Chief Executive Officer

[Signature Page to Issuance Agreement]

[ADVISOR SIGNATURE PAGE TO ISSUANCE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Issuance Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name(s) of Advisor:
Signature of Authorized Signatory of Advisor:
Name of Authorized Signatory:
Title of Authorized Signatory:

Address for Notice to Advisor:

Attention:
Email:
Facsimile No.:
Telephone No.:

Address for Delivery of Shares to Advisor (if not same as address for notice):

Amount of Fees Converted: $
Number of Shares Issued:
EIN Number:

[Signature Page to Issuance Agreement]

ANNEX A

Capitalized terms used and not defined in this ANNEX A shall have the meanings given in the Issuance Agreement to which this ANNEX A is attached.

The undersigned represents and warrants that the undersigned is an “accredited investor” (an “Accredited Investor”) as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), for one or more of the reasons specified below (please check all boxes that apply):

For Natural Persons

☐	The undersigned is a natural person and (please check all boxes that apply):
☐	has an individual net worth (determined by subtracting total liabilities from total assets), or joint net worth with the undersigned’s spouse, in excess of $1,000,000; (excluding undersigned’s primary residence and indebtedness thereon up to the gross value of such residence, except that if the amount of such indebtedness outstanding at the time of undersigned’s execution of the Issuance Agreement exceeds the amount of such indebtedness outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability in the determination of undersigned’s net worth); and/or
☐	had an individual income in excess of $200,000 (or a joint income together with the undersigned’s spouse in excess of $300,000) in each of the two most recently completed calendar years, and reasonably expects to have an individual income in excess of $200,000 (or a joint income together with the undersigned’s spouse in excess of $300,000) in the current calendar year.

For Entities

☐	The undersigned is an entity and (please check all boxes that apply):
☐	is a corporation, partnership, limited liability company, Massachusetts or similar business trust or organization described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring securities in the Company that has total assets in excess of $5,000,000;
☐	is a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association, or other institution defined in Section 3(a) (5)(A) of the Securities Act acting in either its individual or fiduciary capacity (this includes a trust for which a bank acts as trustee and exercises investment discretion with respect to the trust’s decision to invest in the Company);
☐	is a broker dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”);
☐	is an insurance company as defined in Section 2(a)(13) of the Securities Act;
☐	is an investment company registered under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of the Investment Company Act;
☐	is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended;

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☐	is a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of employees, having total assets in excess of $5,000,000;
☐	is an employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (a) for which the investment decision to acquire securities in the Company is being made by a plan fiduciary, as defined in Section 3(21) of ERISA, that is either a bank, savings and loan association, insurance company, or registered investment adviser, (b) which has total assets in excess of $5,000,000, or (c) which is self-directed, with the investment decisions made solely by persons who are Accredited Investors;
☐	is a private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940, as amended;
☐	is a trust not formed for the specific purpose of acquiring securities in the Company with total assets in excess of $5,000,000 and directed by a person who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Company;
☐	is a revocable trust (including a revocable trust formed for the specific purpose of acquiring securities in the Company) and the grantor or settlor of such trust is an Accredited Investor; and/or
☐	is an entity in which each equity owner is an Accredited Investor.

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